Tanger Factory Outlet Centers, Inc. Supplemental Operating and Financial
                      Data for the Quarter Ended 09/30/03






                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                               September 30, 2003

                                     Notice





For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

                                Table of Contents


Section

Portfolio Data:

Geographic Diversification                                                4

Property Summary - Occupancy at End of Each Period Shown                  5

Major Tenants                                                             6

Lease Expirations                                                         7

Leasing Activity                                                          8




Financial Data:

Consolidated Balance Sheets                                               9

Consolidated Statements of Operations                                    10

FFO and FAD Analysis                                                     11

Per Weighted Average Gross Leasable Area (GLA) Analysis                  12

Joint Venture Information                                                13

Debt Outstanding Summary                                                 14

Future Scheduled Principal Payments                                      15



Investor Information                                                     16

Geographic Diversification


-------------------------------------------------------------------------------
                              As of Setpember 3, 2003
-------------------------------------------------------------------------------
State                        # of Centers            GLA         % of GLA
------------------------ ------------------- --------------- ------------------
Georgia                            4                949,190         16%
New York                           1                729,238         13%
Texas                              2                619,976         11%
Tennessee                          2                513,581          9%
Michigan                           2                437,651          8%
South Carolina (1)                 1                318,133          6%
Missouri                           1                277,407          5%
Iowa                               1                277,230          5%
Pennsylvania                       1                255,059          4%
Louisiana                          1                245,199          4%
Florida                            1                198,789          3%
North Carolina                     2                187,702          3%
Arizona                            1                184,768          3%
Indiana                            1                141,051          2%
Minnesota                          1                134,480          2%
California                         1                105,950          2%
Maine                              2                 84,313          2%
Alabama                            1                 79,575          1%
New Hampshire                      2                 61,745          1%
------------------------ ------------------- --------------- ------------------
Total                              28             5,801,037         100%
------------------------ ------------------- --------------- ------------------


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.


Property Summary - Occupancy at End of Each Period Shown

--------------------------- --------------- -------------- -------------- --------------- -------------- --------------
                                                   %              %               %               %              %
                                 Total GLA       Occupied       Occupied        Occupied       Occupied       Occupied
 Location                        09/30/03        09/30/03       06/30/03        03/31/03       12/31/02       09/30/02
--------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Riverhead, NY                      729,238            99%           100%             98%           100%            99%
San Marcos, TX                     442,486            98%            96%            100%           100%            98%
Sevierville, TN                    419,023            99%           100%            100%           100%           100%
Commerce II, GA                    342,556            94%            97%             93%            99%            96%
Howell, MI                         325,231            99%            99%             99%           100%           100%
Branson, MO                        277,407           100%            99%             97%            99%           100%
Williamsburg, IA                   277,230            96%            98%             97%           100%            99%
Myrtle Beach, SC (1)               318,133           100%           100%            100%           100%           100%
Lancaster, PA                      255,059            98%            96%             94%            98%            96%
Locust Grove, GA                   247,454           100%            99%             99%           100%           100%
Gonzales, LA                       245,199            95%            99%             97%            99%            98%
Fort Myers, FL                     198,789            86%            89%             97%            99%            97%
Commerce I, GA                     185,750            74%            71%             79%            90%            87%
Casa Grande, AZ                    184,768            79%            88%             89%            96%            90%
Terrell, TX                        177,490            97%            97%             96%           100%           100%
Dalton, GA                         173,430            82%            95%             93%            98%            98%
Seymour, IN                        141,051            75%            74%             74%            80%            80%
North Branch, MN                   134,480           100%            99%             99%           100%           100%
West Branch, MI                    112,420           100%            98%             95%           100%           100%
Barstow, CA                        105,950            87%            80%             72%            62%            57%
Blowing Rock, NC                   105,448           100%            90%             94%           100%           100%
Pigeon Forge, TN                    94,558            97%            97%             95%            97%            94%
Nags Head, NC                       82,254           100%           100%            100%           100%           100%
Boaz, AL                            79,575            97%            92%             95%            97%            91%
Kittery I, ME                       59,694           100%           100%            100%           100%           100%
LL Bean, NH                         50,745            91%            91%             91%           100%           100%
Kittery II, ME                      24,619           100%           100%            100%            94%            94%
Clover, NH                          11,000           100%           100%            100%           100%           100%
Martinsburg, WV                        n/a            n/a            n/a             61%            69%            51%
Bourne, MA                             n/a            n/a            n/a             n/a            n/a           100%
--------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Total                            5,801,037            95%            96%             95%            98%            96%
--------------------------- --------------- -------------- -------------- --------------- -------------- --------------

[GRAGH APPEARS HERE]

'09/03  '06/03  '03/03  '12/02  '09/02  '06/02  '03/02  '12/01  '09/01
  95%     96%     95%     98%     96%     96%     95%     96%     95%

Portfolio Occupancy at the End of Each Period


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.


Major Tenants


---------------------------------------------------------------------------
                Ten Largest Tenants as of September 30, 2003
---------------------------------------------------------------------------
       State                   # of Centers        GLA          % of GLA
------------------------------ ------------ --------------- ---------------
The Gap, Inc.                          37        374,396          6.4%
Phillips-Van Heusen                    70        318,664          5.5%
Liz Claiborne                          38        312,655          5.5%
Reebok International                   25        180,761          3.1%
VF Factory Outlet                      21        179,299          3.1%
Dress Barn, Inc.                       20        143,512          2.5%
Brown Group Retail                     25        120,446          2.1%
Sara Lee Corporation                   31        120,040          2.0%
Polo Ralph Lauren                      16        116,716          2.0%
Mikasa Factory Store                   14        110,436          1.9%
------------------------------ ----------- -------------- ----------------
Total of All Listed Above             297      1,976,925         34.1%
------------------------------ ----------- -------------- ----------------



(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement. Lease Expirations as of September 30, 2003

                  Percentage of Total Gross Leasable Area (1)

[GRAPH APPEARS HERE]

 2003   2004   2005   2006   2007   2008  2009  2010  2011  2012  2013+
 3.00% 21.00% 16.00% 16.00% 16.00% 14.00% 5.00% 1.00% 2.00% 3.00% 3.00%




                  Percentage of Total Annualized Base Rent (1)

[GRAPH APPEARS HERE]

2003   2004   2005   2006   2007   2008  2009  2010  2011  2012  2013+
2.00% 17.00% 16.00% 18.00% 19.00% 16.00% 5.00% 1.00% 2.00% 2.00% 2.00%




(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.


Leasing Activity

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
                                                                                                                Year to
                                                         03/31/03       06/30/03      09/30/03     12/31/03       Date
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
Re-tenanted Space:
    Number of leases                                           35             25            15                        75
    Gross leasable area                                   138,468         68,903        43,662                   251,033
    New base rent per square foot                          $16.89         $17.39        $19.43                    $17.47
    Prior base rent per square foot                        $16.38         $17.04        $17.36                    $16.73
    Percent increase in rent per square foot                 3.1%           2.1%         11.9%                      4.4%

Renewed Space:
    Number of leases                                          117             56            17                       190
    Gross leasable area                                   538,506        238,833        53,893                   831,232
    New base rent per square foot                          $13.35         $13.67        $12.71                    $13.40
    Prior base rent per square foot                        $13.19         $13.51        $15.07                    $13.40
    Percent increase in rent per square foot                 1.2%           1.2%       (15.6%)                      0.0%

Total Re-tenanted and Renewed Space:
    Number of leases                                          152             81            32                       265
    Gross leasable area                                   676,974        307,736        97,555                 1,082,265
    New base rent per square foot                          $14.07         $14.50        $15.72                    $14.34
    Prior base rent per square foot                        $13.84         $14.30        $16.09                    $14.17
    Percent increase in rent per square foot                 1.7%           1.4%        (2.3%)                      1.2%

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------



Consolidated Balance Sheets  (dollars in thousands)


----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
                                                       09/30/03          06/30/03         03/31/03        12/31/03       09/30/02
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
Assets
   Rental Property
       Land                                             $50,474           $50,474          $51,274         $51,274        $52,345
       Buildings                                        583,269           578,665          581,766         571,125        571,826
       Developments under construction                       --             2,490               --             --              --
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
   Total rental property                                633,743           631,629          633,040         622,399        624,171
       Accumulated depreciation                        (191,628)         (185,071)        (180,996)       (174,199)      (168,327)
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
   Total rental property - net                          442,115           446,558          452,044         448,200        455,844
   Cash                                                     209               203              209           1,072            209
   Deferred charges - net                                 9,398             9,389            9,648          10,104         10,494
   Other assets                                          13,666            12,822           13,424          18,299         13,543
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
Total assets                                           $465,388          $468,972         $475,325        $477,675       $480,090
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------

Liabilities & Shareholders' Equity
  Liabilities
    Debt
       Senior, unsecured notes                         $147,509          $147,509         $148,009        $150,109       $155,609
       Mortgages payable                                172,552           173,188          173,811         174,421        175,018
       Lines of credit                                    7,272            11,890           19,319          20,475         16,269
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
    Total debt                                          327,333           332,587          341,139         345,005        346,896
    Construction trade payables                           7,188             8,010            7,560           3,310          4,041
    Accounts payable & accruals                          13,949            13,328           12,070          15,095         14,743
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
  Total liabilities                                     348,470           353,925          360,769         363,410        365,680
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
  Minority interest                                      26,202            26,231           23,245          23,630         23,727
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
  Shareholders' equity
    Preferred shares                                         --                --                1               1              1
    Common shares                                           105               103               93              90             90
    Paid in capital                                     171,747           167,034          165,641         161,192        160,589
    Distributions in excess of net income               (81,063)          (78,224)         (74,324)        (70,485)       (69,672)
    Accum. other comprehensive loss                         (73)              (97)            (100)           (163)          (325)
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
  Total shareholders' equity                             90,716            88,816           91,311          90,635         90,683
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------
Total liabilities & shareholders' equity               $465,388          $468,972         $475,325        $477,675       $480,090
----------------------------------------------- ---------------- ----------------- ---------------- --------------- --------------




Consolidated Statements of Operations (dollars and shares in thousands)

-------------------------------------- ----------------------------------------------------------------- --------------------------
                                                          Three Months Ended                                        YTD
-------------------------------------- ----------------------------------------------------------------- --------------------------
                                            09/03         06/03       03/03        12/02        09/02        09/03         09/02
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Revenues
   Base rentals                           $20,070       $19,806     $19,622      $20,498      $18,673      $59,498       $55,058
   Percentage rentals                         793           555         395        1,602          778        1,743         1,956
   Expense reimbursements                   8,419         8,456       8,430        8,601        7,361       25,305        21,876
   Other income                             1,073           803         671        1,115        1,044        2,547         2,358
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
      Total revenues                       30,355        29,620      29,118       31,816       27,856       89,093        81,248
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Expenses
   Property operating                      10,073        10,109        9,953      10,169        8,582       30,135       25,729
   General & administrative                 2,492         2,453       2,430        2,237        2,623        7,375        6,989
   Interest                                 6,427         6,556       6,724        7,042        7,171       19,707       21,418
   Depreciation & amortization              7,084         7,099       7,280        7,355        7,133       21,463       21,365
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
      Total expenses                       26,076        26,217      26,387       26,803       25,509       78,680       75,501
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Income before equity in earnings
    of unconsolidated joint ventures,
    minority interest, discontinued
    operations and extraordinary item       4,279         3,403      2,731        5,013        2,347       10,413         5,747
Equity in earnings of unconsolidated
    joint ventures                            267           280         92          142          317          639           250
Minority interest                         (1,026)          (798)      (591)      (1,184)        (596)      (2,415)       (1,270)
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Income from continuing operations           3,520         2,885      2,232        3,971        2,068        8,637         4,727
Discontinued operations (1)                    --          (578)       (41)       1,189          240         (619)        1,120
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Net income                                 3,520         2,307       2,191        5,160        2,308        8,018         5,847
Less applicable preferred share
    dividends                                 --          (363)       (443)        (442)        (443)        (806)       (1,329)
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Net income available to common
    shareholders                         $ 3,520       $ 1,944     $ 1,748      $ 4,718      $ 1,865      $ 7,212        $ 4,518
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Basic earnings per common share:
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Income from continuing operations        $.34          $.26        $.19         $.39         $.20         $.80          $.42
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Net income                               $.34          $.20        $.19         $.52         $.22         $.74          $.56
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Diluted earnings per common share:
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Income from continuing operations        $.33          $.26        $.19         $.38         $.19         $.79          $.41
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Net income                               $.33          $.20        $.19         $.51         $.22         $.72          $.55
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Weighted average common shares:
   Basic                                   10,404        9,590        9,181        9,047        8,269        9,729        8,078
   Diluted                                 10,623        9,809        9,408        9,279        8,490        9,958        8,254
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

(1) In accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets", the results of operations for property disposed of during the year have been reported above as discontinued operations for both the current and prior periods presented. Includes a gain on the sale of a previously leased out parcel of land of $243 for the three and nine months ended September 30, 2002, a loss on the sale of one real estate property of $735 for the nine months ended September 30, 2003 and a gain on the sale of one real estate property of $460 for the nine months ended
     September 30, 2002.


FFO and FAD Analysis  (dollars and shares in thousands)

------------------------------------------ ------------------------------------------------------------- --------------------------
                                                                Three Months Ended                                  YTD
------------------------------------------ ------------------------------------------------------------- --------------------------
                                               09/03       06/03       03/03        12/02        09/02        09/03         09/02
------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------
Funds from operations:
   Net income                                 $3,520      $2,307      $2,191       $5,160       $2,308       $8,018        $5,847
   Adjusted for -
      Minority interest                        1,026         798        591         1,184          596        2,415         1,270
      Minority interest, depreciation
        and amortization in
        discontinued operations                   --        (143)        36           460          156         (107)          796
      Depreciation and amortization
        uniquely significant to
        real estate - wholly owned             7,021       7,026      7,206         7,284        7,056       21,252        20,973
      Depreciation and amortization
        uniquely significant to
        real estate - joint ventures             287         266        254           255          168          808           168
      Loss (Gain) on sale of real estate          --         735                   (1,242)          --          735          (460)
------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------
Funds from operations                        $11,854     $10,989    $10,278       $13,101      $10,284      $33,121       $28,594
------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------

------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------
Funds from operations per share                 $.87        $.82       $.78         $1.01        $ .84        $2.47         $2.38
------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------
Funds available for distribution:
   Funds from operations                     $11,854     $10,989    $10,278       $13,101      $10,284      $33,121       $28,594

   Plus -
      Corporate depreciation
          excluded above                          64          73         74           71           77           211           224
      Amortization of finance costs              332         309        317          312          313           958           898
      Straight line rent adjustment               35          55         57           55           91           147           193
   Less -
      2nd generation tenant allowances        (1,860)       (387)    (1,417)        (455)        (136)       (3,664)       (1,771)
      Capital improvements                      (241)     (1,568)    (1,045)        (737)        (899)       (2,854)       (1,847)
------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------
Funds available for distribution             $10,184      $9,471     $8,264      $12,347       $9,730       $27,919       $26,291
------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------

------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------
Funds available for distribution
   per share                                   $.75        $.71        $.63         $.95         $.79         $2.08         $2.19
------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------

------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------
Dividends paid per share                      $.615       $.615      $.6125       $.6125       $.6125       $1.8425       $1.8350
------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------

------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------
FFO payout ratio                                71%         75%         79%          61%          73%           75%           77%
------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------

------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------
FAD payout ratio                                82%         87%         97%          64%          78%           89%           84%
Diluted weighted average common
   Shares                                    13,656      13,432      13,164       13,035       12,245        13,426        12,011
------------------------------------------ ----------- ----------- ----------- ------------ ------------ ------------ -------------


Per Weighted Average Gross Leasable Area (GLA) Analysis

-------------------------------------------- --------------------------------------------------------- ----------------------
                                                                Three Months Ended                               YTD
-------------------------------------------- --------------------------------------------------------- ----------------------
                                                 09/03      06/03       03/03      12/02      09/02        09/03      09/02
-------------------------------------------- ----------- ---------- ------------ ---------- ---------- ---------- -----------
GLA open at end of period  -
    Wholly owned (000's)                         5,483      5,449       5,497      5,469      5,493        5,483     5,493
    Partially owned (000's) (1)                    318        309         260        260        260          318       260
    Managed properties (000's)                     457        457         457        457        434          457       434
Total GLA open at end of period                  6,258      6,215       6,214      6,186      6,187        6,258     6,187
Weighted average GLA (000's) (2)                 5,471      5,448       5,443      5,420      5,173        5,454     5,121
End of period occupancy (1)                        95%        96%         95%        98%        96%          95%       96%

               PER SQUARE FOOT
Revenues
   Base rentals                                  $3.67     $3.64        $3.61      $3.78      $3.61     $10.91      $10.75
   Percentage rentals                              .14       .10          .07        .30        .15        .32         .38
   Expense reimbursements                         1.54      1.55         1.55       1.59                  4.64        4.27
                                                                                                 1.42
   Other income                                    .20       .15          .12        .20        .20        .47         .46
-------------------------------------------- ----------- ---------- ------------ ---------- ---------- ---------- -----------
      Total revenues                              5.55      5.44         5.35       5.87       5.38      16.34       15.86
-------------------------------------------- ----------- ---------- ------------ ---------- ---------- ---------- -----------
Expenses
   Property operating                             1.84      1.86         1.83       1.88       1.66       5.53        5.02
   General & administrative                        .46       .45          .45        .41        .51       1.35        1.36
   Interest                                       1.17      1.20         1.23       1.30       1.38       3.61        4.18
   Depreciation & amortization                    1.30      1.30         1.34       1.36       1.38       3.94        4.17
-------------------------------------------- ----------- ---------- ------------ ---------- ---------- ---------- -----------
      Total expenses                              4.77      4.81         4.85       4.95       4.93      14.43       14.73
-------------------------------------------- ----------- ---------- ------------ ---------- ---------- ---------- -----------
Income before equity in earnings of
unconsolidated joint ventures, minority
interest, discontinued operations and
extraordinary item                                $.78      $.63         $.50       $.92       $.45      $1.91       $1.13
-------------------------------------------- ----------- ---------- ------------ ---------- ---------- ---------- -----------

Total revenues less property operating and
general & administrative expenses ("NOI")
                                                 $3.25     $3.13        $3.07      $3.58      $3.21      $9.46       $9.48
-------------------------------------------- ----------- ---------- ------------ ---------- ---------- ---------- -----------



(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

(2) Represents GLA of wholly owned operating properties weighted by months of operation. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date. Excludes GLA of properties for which their results are included in discontinued operations.



Joint Venture Information -

Summary Balance Sheets  (dollars in thousands)

---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
                                                         09/30/03     06/30/03      03/31/03      12/31/02     09/30/02
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Assets
   Investment properties at cost - net                    $35,200      $35,439       $34,670       $32,153      $31,560
   Cash and cash equivalents                                1,377          634           100           514          510
   Deferred charges - net                                   1,767        1,872         1,790         1,751        1,676
   Other assets                                             2,900        1,995         1,500         1,491        1,503
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total assets                                              $41,244      $39,940       $38,060       $35,909      $35,249
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------

Liabilities & Owners' Equity
    Mortgage payable                                      $29,248      $28,692       $25,705       $25,513      $21,555
    Construction trade payables                               751        1,026         1,729         1,644        4,222
    Accounts payable & other liabilities                      743          828           868           522          756
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities                                          30,742       30,546        28,302        27,679       26,533
Owners' equity                                             10,502        9,394         9,758         8,230        8,716
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities & owners' equity                        $41,244      $39,940       $38,060       $35,909      $35,249
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------



Summary Statements of Operations (dollars in thousands)

----------------------------------------- ------------------------------------------------------------- ------------------------
                                                                 Three Months Ended                                YTD
----------------------------------------- ------------------------------------------------------------- -----------------------
                                                09/03       06/03       03/03       12/02       09/02        09/03       09/02
----------------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- -----------
Revenues                                       $2,195      $2,158      $1,727      $1,685      $2,178       $6,080      $2,434
----------------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- -----------
Expenses
   Property operating                             726         782         704         579         963        2,211       1,345
   General & administrative                         1           3          17           4           1           21           9
   Interest                                       372         294         325         322         256          991         256
   Depreciation & amortization                    599         552         528         537         347        1,679         347
----------------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- -----------
     Total expenses                             1,697       1,631       1,574       1,442       1,567        4,902       1,957
----------------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- -----------
Net income                                       $498        $527        $153        $243        $611       $1,178        $477
----------------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- -----------

Tanger Factory Outlet Centers, Inc.
     Share of:
----------------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- -----------
       Total revenues less property
       operating and general &
       administrative expenses ("NOI")           $735        $687        $503        $624        $607       $1,925        $540
       Net income                                $267        $280         $92        $142        $317         $639        $250
       Depreciation (real estate related)        $287        $266        $254        $255        $168         $807        $168
----------------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- -----------



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



Debt Outstanding Summary (dollars in thousands)

--------------------------------------------------------------------------------------------------------
                                         As of September 30, 2003
--------------------------------------------------------------------------------------------------------
                                              Principal            Interest                Maturity
                                               Balance               Rate                    Date
----------------------------------------- -------------- ------------------------------ ----------------
Mortgage debt
   Lancaster, PA                                $14,266             9.770%                 04/10/05
   Commerce I, GA                                 7,935             9.125%                 09/10/05
   Branson, MO                                   24,000          Libor + 1.75%             03/26/06
   Commerce II, GA                               29,500          Libor + 1.75%             03/26/06
   Dalton, GA                                    10,977             7.875%                 04/01/09
   Kittery I, ME                                  6,246             7.875%                 04/01/09
   San Marcos I, TX                              18,645             7.875%                 04/01/09
   San Marcos II, TX                             18,821             7.980%                 04/01/09
   West Branch, MI                                6,968             7.875%                 04/01/09
   Williamsburg, IA                              19,158             7.875%                 04/01/09
   Blowing Rock, NC                               9,553             8.860%                 09/01/10
   Nags Head, NC                                  6,482             8.860%                 09/01/10
----------------------------------------- -------------- ------------------------------ ----------------
Total mortgage debt                             172,552
----------------------------------------- -------------- ------------------------------ ----------------

Corporate debt
   Unsecured credit facilities                    7,272    Libor + (1.60% to 1.75%)        06/30/05
   1997 Senior unsecured notes                   47,509             7.875%                 10/24/04
   2001 Senior unsecured notes                  100,000             9.125%                 02/15/08
----------------------------------------- -------------- ------------------------------ ----------------
Total corporate debt                            154,781
----------------------------------------- -------------- ------------------------------ ----------------
Total debt                                     $327,333
----------------------------------------- -------------- ------------------------------ ----------------


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




Future Scheduled Principal Payments (dollars in thousands)

------------------------------------------------------------------------
                             As of September 30, 2003
------------------------------------------------------------------------
                             Scheduled                          Total
                           Amortization        Balloon        Scheduled
     Year                    Payments          Payments        Payments
---------------------- ----------------- --------------- ---------------
2003                               $650              --            $650
2004                              2,740          47,509          50,249
2005 (1)                          2,524          27,848          30,372
2006                              2,168          53,500          55,668
2007                              2,349              --           2,349
2008                              2,545         100,000         102,545
2009                                967          70,474          71,441
2010                                181          13,878          14,059
2011                                 --              --              --
2012                                 --              --              --
2013 & thereafter                    --              --              --
---------------------- ----------------- --------------- ---------------
                                $14,124        $313,209        $327,333
---------------------- ----------------- --------------- ---------------


(1) Balloon payments in 2005 include $7,272 relating to amounts outstanding under the unsecured credit facilities.

Investor Information


Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.


Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-3010 ext 6865
Fax:    (336) 297-0931
e-mail: tangermail@tangeroutlet.com
        ---------------------------
Mail:   Tanger Factory Outlet Centers, Inc.
        3200 Northline Avenue
        Suite 360
        Greensboro, NC  27408



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